Cover	Jun. 17, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002121114
Document Type	S-6
Entity Registrant Name	FT 13009
Document Period End Date	Jun. 17, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objectives. The Trust seeks capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying equity securities.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust contains a selection of equities the UBS Wealth Management USA Equity Advisory Group (the “Group”) believes have the potential to provide dividend income at a “reasonable” price; that is, stocks the Group believes are not overpriced (as defined below) at the time of their selection. The Group is a department of UBS Financial Services Inc. (“UBS”) but not part of UBS’s research departments, UBS Chief Investment Office Global Wealth Management or UBS Global Research. As a means of valuing a stock, analysts typically use a stock’s P/E (price to earnings) ratio to determine market value relative to a stock’s value based on its financial performance. Generally, the higher the P/E ratio, the more expensive a stock’s market value is. The P/E ratios of the stocks to be selected for this portfolio fall within parameters set by the Group, as shown below.

A combination of fundamental and quantitative analysis is used in seeking equities for this portfolio: REITs may also be included.

Identify the Universe. Stocks and REITs paying a dividend with a yield greater than the average dividend yield of the stocks comprising the Russell 3000® Index as of the date the portfolio was selected.

- Minimum rating of Neutral by the UBS Investment Research or Bellwether by UBS CIO; and

- Maximum sector exposure is 25%.

Screen the Universe.

Dividend-Paying Equities:

- Stocks and REITs paying a dividend below 7.5%, aiming to exclude names that may have unsustainably high dividends; and

- Stocks with positive trailing 12-month free cash flow and positive current year sales growth, aiming to provide fundamental dividend support (For REITs only: stocks with positive Funds from Operations (“FFO”) and Same Store Net Operating Income (SSNOI)).

Valuation Considerations:

- Stocks with a forward P/E ratio less than the Russell 3000® Index (For REITs only: stocks with Price to FFO ratio less than the sector average); and

- Stocks with a forward P/E ratio greater than 7.0x, aiming to avoid potential value traps.

The final stocks were selected by the Sponsor based on the criteria above.

The Trust is not sponsored or endorsed by UBS and UBS makes no representation or warranty, express or implied, to the Unit holders of the Trust or any member of the public regarding the advisability of investing in Units of the Trust. UBS has no obligation or liability in connection with the investment decisions made by the Sponsor or Trust or in connection with administration of the Trust. Although the Sponsor selects the stocks, it may not reflect every stock on the list.

The Russell 3000® Index is comprised of the 3,000 largest and most liquid stocks based and traded in the United States. An index cannot be purchased directly by investors.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.